10.5     GUARANTY

         This Guaranty ("Guaranty") dated as of March 3, 2003 is made by CITA Americas, Inc., a Nevada corporation ("Guarantor"), to and for the benefit of the holder ("Holder") of that certain Promissory Note ("Note") made and delivered by CITA Biomedical, Inc. ("Company") as of the date hereof.

         WHEREAS, Company has this day executed and delivered the Note, which is incorporated herein by reference, in the original principal amount of Three Hundred Thousand Dollars ($300,000.00) in connection with a loan for like amount (the "Loan");

         WHEREAS, the Note and all other documents and instruments executed or delivered by Company or Guarantor in connection with the Note are referred to herein collectively as the "Transaction Documents;"

         WHEREAS, the Guarantor is a wholly-owned subsidiary of Company, and Guarantor expects to derive substantial economic benefit from the Loan; and

         WHEREAS, as a material condition to making the Loan and accepting the Transaction Documents, Guarantor has agreed to be individually liable with full recourse for the Liability (as defined below).

         NOW, THEREFORE, in consideration of the Loan, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantor agrees as follows:

         1. "Liability" shall mean the full personal and recourse liability of Guarantor to indemnify Holder for any or all loss, cost, liability, judgment, claim, damage or expense sustained, suffered or incurred by Holder, arising out of or attributable or relating to:

(a) Any failure by Company to timely pay the entire principal balance of the Note, and all interest thereon;
(b) fraud or misrepresentation by Company or Guarantor in connection with the Loan;
(c) the default or material breach of any provision, representation or warranty in any of the Transaction Documents;
(d) the misappropriation or conversion by Company or Guarantor of any Collateral for the Loan;
(e) attorney's fees, costs and expenses arising out of or relating to the collection, enforcement or defense of the Note or other Transaction Documents;
(f) any of the following events: (i) any financial information concerning Company or Guarantor is fraudulent in any respect, contains any fraudulent information or misrepresents in any material respect the financial condition of Company or Guarantor; (ii) a voluntary bankruptcy or insolvency proceeding is commenced by Company, or (iii) an involuntary bankruptcy or insolvency proceeding is commenced by any party against Company and is not unconditionally dismissed within ninety (90) days of filing (except if such involuntary action is brought by Holder).

         2. Guarantor hereby absolutely, unconditionally and irrevocably guarantees the prompt satisfaction and discharge of any and all Liability, without defense, offset, counterclaim or right of subrogation, all of which are hereby waived. This Guaranty is and shall be construed as a continuing, absolute and unconditional guaranty of payment, and not as a guaranty of collection. It is expressly understood and agreed that this is a continuing guaranty and that the obligations of Guarantor hereunder are and shall be absolute under any and all circumstances, without regard to the validity, regularity or enforceability of the Note or the other Transaction Documents, a true copy of each of which documents Guarantor hereby acknowledges having received and reviewed. Company and Guarantor shall have full joint and several recourse liability for all sums due under the Note and other Transaction Documents.

                  (a) Guarantor hereby waives: (i) notice of acceptance of this Guaranty by Holder and of presentment, demand, protest, notice of protest and of dishonor, notice of default and all other notices of every kind or nature now or hereafter provided by agreement or available at law, including, without limitation, notice of default, notice of intention to accelerate all sums under the Transaction Documents, and notice of acceleration of all sums under the Transaction Documents;

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(ii) the pleading of any statute of limitations as a defense to the  obligations hereunder; (iii) any right to require or compel Holder, prior to exercising its rights hereunder to first proceed against Company or any security for the Loan, or to pursue any other remedy available to Holder; and (iv) all rights waived by Company under the Note. Holder's failure to exercise, or delay in exercising, any right or power hereunder shall not operate as a waiver thereof, nor shall any single or partial exercise by Holder of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Guarantor acknowledges that if there shall occur any Liability, Holder may seek recovery therefore, and may exercise any remedies it may have, against Guarantor with the same force and effect as if Guarantor were primary obligor under the Note and the other Transaction Documents.

                  (b) Guarantor further agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected or impaired by reason of: (i) the assertion by Holder of any rights or remedies which it may have under or with respect to the Note or the other Transaction Documents, against any person obligated thereunder; (ii) any failure to file or record any of the Transaction Documents or to take or perfect any security intended to be provided thereby; (iii) the release or exchange of the Collateral for the Loan; (iv) the commencement of a case under the Bankruptcy Code, 11 U.S.C. ss.101 et seq., as amended from time to time (the "Bankruptcy Code"), by or against any person obligated under the Note or the other Transaction Documents; or (v) any payment made on the Loan or any other Liabilities arising under the Note or the other Transaction Documents, whether made by Company or Guarantor or any other person, which is required to be refunded pursuant to any bankruptcy or insolvency law; it being understood that no payment so refunded shall be considered as a payment of any portion of the Note, nor shall it have the effect of reducing the liability of Guarantor hereunder. It is further understood that if Company shall have taken advantage of, or be subject to the protection of, any provision of the Bankruptcy Code, the effect of which is to prevent or delay Holder from taking any remedial action against Company, including the exercise of any option Holder has to declare the Note due and payable on the happening of any Default or event by which, under the terms of the Transaction Documents, the Note shall become due and payable, Holder may, as against Guarantor, nevertheless, declare the Liability due and payable and enforce any and all of its rights and remedies provided for herein.

         (c) Guarantor further covenants: (i) that this Guaranty shall remain and continue in full force and effect as to any modification, extension or renewal of the Note or any of the other Transaction Documents; (ii) that Holder shall not be under a duty to protect, secure or insure any security or lien provided by the Transaction Documents or other collateral for the Loan; and
(iii) that other indulgence or forbearance may be granted under any or all of the Transaction Documents, without notice to or further consent of Guarantor.

         (d) Without limitation, Guarantor hereby waives any rights of subrogation, reimbursement, indemnification and contribution and any other rights and defenses that are or may become available to Guarantor, by reasons of
Section 2787 to 2855, inclusive, of the California Civil Code. Without limitation, Guarantor waives all rights and defenses that Guarantor may have because this Guaranty is secured by real or personal property. This means, among other things: (i) the Holder may collect from Guarantor without first foreclosing on Collateral and (ii) if the Holder forecloses on Collateral pledged by the Debtor: (A) the amount of the debt may be reduced only by the price for which that Collateral is sold at the foreclosure sale, even if the Collateral is worth more than the sale price and (B) the Holder may collect from Guarantor even if the Holder, by foreclosing on the Collateral, has destroyed any right Guarantor may have to collect from the Debtor. This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because the Debtor's debt is secured by the Collateral. These rights and defenses include, but are not limited to, any rights or defenses based upon
Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure. Without limitation, Guarantor also waives all rights and defenses arising out of an election of remedies by the Holder, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

         3. Guarantor will not convey, transfer or assign, directly or indirectly, any material portion of its property of any nature, whether real, personal or mixed, tangible or intangible, or any interest therein, for less than full and fair consideration.

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         4. Any  indebtedness of Company to Guarantor now or hereafter  existing
(including, without limitation, any rights of subrogation Guarantor may have as a result of any payment by Guarantor under this Guaranty), together with any interest thereon, shall be, and such indebtedness is hereby, deferred, postponed and subordinated to the prior payment in full of the Note. Until payment in full of the Note (and including interest accruing on the Note after the commencement of a proceeding by or against Company under the Bankruptcy Code which interest the parties agree shall remain a claim that is prior and superior to any claim of Guarantor notwithstanding any contrary practice, custom or ruling in cases under the Bankruptcy Code generally), Guarantor agrees not to accept any payment or satisfaction of any kind of indebtedness of Company to Guarantor and hereby assigns such indebtedness to Holder, including the right to file proof of claim and to vote thereon in connection with any such proceeding under the Bankruptcy Code, including the right to vote on any plan of reorganization. Further, if Guarantor shall now or at any time in the future comprise more than two persons, firms or corporations, Guarantor agrees that until such payment in full of the
Note: (a) no one of them shall accept payment from the others by way of contribution on account of any payment made hereunder by such party to Holder;
(b) no one of them will take any action to exercise or enforce any rights to such contribution; and (c) if any one of them should receive any payment, satisfaction or security for any indebtedness of Company to Guarantor or for any contribution by the others of them for payment made hereunder by the recipient to Holder, such payment, satisfaction or security shall be delivered to Holder in the form received, endorsed or assigned as may be appropriate for application on account of, or as security for, the Note and until so delivered shall be held in trust for Holder as security for the Note.

         5. Guarantor hereby represents, warrants and covenants that he has full power, authority and right to execute, deliver and perform its obligations pursuant to this Guaranty and to keep and observe all of the terms of this Guaranty on Guarantor's respective part to be performed. Guarantor hereby further represents, warrants and covenants as follows:

         (a) Guarantor is a wholly-owned subsidiary of Company.

         (b) The execution, delivery and performance of the Transaction Documents executed or delivered by Guarantor and the consummation of the transactions contemplated thereby: (i) have been duly authorized by all requisite actions; (ii) have been approved or consented to by all of its respective constituent entities whose approval or consent is required to be obtained; (iii) do not require the approval or consent of any governmental authority having jurisdiction over Guarantor or the Collateral; (iv) do not and will not constitute a violation of, or default under, the governing instruments of Guarantor, or any applicable requirement of a governmental authority; and (v) will not be in contravention of any court or administrative order or ruling applicable to Guarantor or the Property, or any mortgage, indenture, agreement, commitment or instrument to which Guarantor is a party or by which it or its assets are bound, nor create or cause to be created any mortgage, lien, encumbrance, or charge against the assets of Guarantor other than those permitted by the Transaction Documents.

         (c) Except as already disclosed in writing, there are no actions, suits or proceedings pending, or, to the knowledge of Guarantor, threatened, nor any pending or, to the knowledge of Guarantor, threatened labor disputes, against or affecting Guarantor or the Collateral covered by the Transaction Documents, or involving the validity or enforceability of the Transaction Documents or the priority of the liens created or to be created thereby, at law or in equity, or before or by any governmental authority, which, if adversely determined, would, in the determination of Holder, either individually or in the aggregate, have a material adverse affect on (i) the ability of Guarantor to pay all of its liabilities or to perform all of its obligations in the manner and within the time periods required under the Transaction Documents, (ii) the validity, enforceability or consummation of the Transaction Documents or the transactions contemplated thereby, or (iii) the title to the Collateral, the permitted uses of the Collateral or the value of the Collateral provided by the Transaction Documents.

         (d) The Transaction Documents to which Guarantor is a party are the legal, valid and binding obligations of Guarantor, and are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor would the operation of any of the terms of the Transaction Documents, or the exercise of any right thereunder, render this Guaranty unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury.

         (e) To Guarantor's best knowledge, since the date of the information and documentation relating to the Collateral furnished to Holder, no material change in the Collateral has occurred.

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         (f) No default has occurred and is continuing in the performance of any obligation of Guarantor or any affiliate of Guarantor which would be deemed a Default under the Transaction Documents if they were in effect, or any instruments evidencing, securing or guaranteeing any other loan.

         (g) There exists no fact, event or disclosure in connection with the Loan that reasonably could be expected to cause the Loan to become delinquent or otherwise have a material adverse affect on the Loan or the Collateral.

         (h) Guarantor is and will be, and at all times will hold itself out to the public as a legal entity separate and distinct from any other entity (including any affiliate or constituent party of Company or any affiliate or constituent party of Guarantor).

         6. Governing Law. This Guaranty shall be governed by the laws of the State of California, without regard for conflicts of laws principles or otherwise.

         7. Assignment. Guarantor shall not be permitted to assign this Guaranty without the prior written consent of Holder. Holder may, at any time, sell, transfer or assign this Guaranty and the Transaction Documents, and any or all servicing rights with respect thereto, or grant participations therein. Upon any transfer or proposed transfer contemplated above and by the Transaction Documents, at Holder's request, Guarantor shall provide an estoppel certificate to any prospective Holder in such form, substance and detail as Holder, or such prospective Holder may require.

         8. Third Party Beneficiaries. This Guaranty shall inure to the benefit of each Holder and their permitted successors and assigns and any subsequent holder of the Transaction Documents and shall be binding upon Guarantor and its permitted successors and assigns. Holder may assign this Guaranty without the prior written consent of Guarantor.

         9. Survival. This Guaranty shall survive any termination, satisfaction, assignment, entry of a judgment of foreclosure, exercise of power of sale, acceptance by Holder of a deed in lieu of foreclosure or repayment of the Loan.

         10. Construction. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. Capitalized terms not defined herein shall have the meaning ascribed thereto in the Note or other Transaction Documents.

         11. Remedies Available. The remedies of Holder, as provided herein or in any other Loan Document, shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of Holder, and may be exercised as often as occasion therefore shall arise. No act of omission or commission of Holder, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, and any waiver or release with reference to any one event shall not be construed as continuing or as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

         12. Effect of Waiver. No failure to exercise, and no delay in exercising any right, power or remedy hereunder or under any other Loan Document shall impair any right, power or remedy which Holder may have, nor shall any such delay be construed to be a waiver of any of such rights, powers or remedies, or an acquiescence in any breach or default under this Guaranty Agreement or any other Loan Document, nor shall any waiver of any breach or default of Guarantor hereunder or under any other Loan Document be deemed a waiver of any default or breach subsequently occurring. The rights and remedies herein specified are cumulative and not exclusive of any rights or remedies which Holder would otherwise have.

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         13.  Counterparts.  This  Agreement  may be  executed  in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

         14. Entire Agreement. This Guaranty and the Transaction Documents constitute the entire agreement between Guarantor and Holder with respect to the matters referred to herein, and no modification or waiver of any of the terms hereof shall be effective unless in writing, signed by the party to be charged with such modification or waiver.


         IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written.

                                     CITA AMERICAS, INC.

                                     By:

                                         ------------------------------
                                         Its___________________________

                                     By:
                                         ------------------------------
                                         Its___________________________



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